UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 19, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On August 9, 2022, Lumen Technologies, Inc. (the “Company”) and Level 3 Parent, LLC filed a Current Report on Form
8-K
announcing the early results for the tender offers (the “Tender Offers”) of the Company and its wholly owned subsidiaries, Level 3 Financing, Inc. (“Level 3 Financing”) and Embarq Florida, Inc. (“Embarq Florida”), and consent solicitations (the “Consent Solicitations”) of Level 3 Financing, which commenced on July 25, 2022 and expired at midnight, New York City time, at the end of the day on August 19, 2022 (the “Expiration Date”). This Current Report on Form
8-K
provides information on the final results of the Tender Offers and Consent Solicitations, which were made pursuant to an Offer to Purchase and Consent Solicitation Statement dated July 25, 2022 (the “Offer to Purchase and Solicitation Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.
As of the Expiration Date, Level 3 Financing had not received the requisite consents needed from the holders of its outstanding 5.375% Senior Notes due 2025 (the “2025 Notes”) and 5.250% Senior Notes due 2026 (the “2026 Notes”) to effect the proposed amendments to the applicable indenture in connection with the Consent Solicitations.

Item 8.01	Other Events.
On August 23, 2022, the Company settled the purchase of $6,000 aggregate principal amount of the 2025 Notes, $3,000 aggregate principal amount of the 2026 Notes, $4,000 aggregate principal amount of Embarq Florida’s outstanding 7.125% Senior Notes due 2023 and $1,126,000 aggregate principal amount of the Company’s outstanding 5.125% Senior Notes due 2026, in each case validly tendered (and not validly withdrawn) following 5:00 p.m., New York City time, on August 5, 2022, but at or prior to the Expiration Date in the manner contemplated in the Offer to Purchase and Solicitation Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: August 23, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: August 23, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel